FIST2 P-2

                         SUPPLEMENT DATED MARCH 24, 2008
                      TO THE PROSPECTUS DATED MARCH 1, 2008
                                       OF
                       FRANKLIN INVESTORS SECURITIES TRUST
              (Franklin Adjustable U.S. Government Securities Fund,
                   Franklin Floating Rate Daily Access Fund,
                    Franklin Low Duration Total Return Fund,
                          Franklin Total Return Fund)



The prospectus is amended as follows:

The Franklin Total Return Fund "Management" section on page 68, is revised to add the following:

      The Fund's Board of Trustees, at a meeting held on February 25, 2008, approved the appointment of Franklin Templeton Institutional, LLC (FT Institutional), 600 Fifth Avenue, New York, NY 10020, as a subadviser for the Fund, pursuant to a proposed subadvisory agreement between Advisers and FT Institutional, subject to shareholder approval at a meeting called for that purpose. If such subadvisory agreement is approved by shareholders, Michael J. Materasso, Executive Vice President of FT Institutional, will be added to the Fund's portfolio management team.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.